GRANT THORNTON LLP	REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
4695 MacArthur Court Suite 1600 Newport Beach, CA 92660
D +1 949 553 1600 F +1 949 553 0168
Managers and Management of SuttonPark Capital LLC and SPSS 2021-A LLC:
We have performed the procedures enumerated below, on certain information with respect to attributes of SuttonPark Capital LLC ’s (the “Company”) structured settlement receivables as of July 31, 2021 (the “Subject Matter”) related to SPSS 2021-A LLC’s (the “Issuer”) issuance of certain classes of Notes (the “Securitization Transaction”). The Company is responsible for the data file accurately representing the information included in the underlying asset documents and the disclosed assumptions and methodologies.
The Company has agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting specified parties in evaluating the Subject Matter. This report may not be suitable for any other purpose. The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.
Consequently, we make no representation regarding the appropriateness of the procedures enumerated below either for the purpose for which this report has been requested or for any other purpose.
The procedures we performed on the structured settlement receivables and our findings are as follows. For the purposes of our procedures, we assumed that (i) differences of less than $1.00, 0.01 (numbers and years) or 0.01%, as applicable, were in agreement and (ii) differences of less than or equal to 30 days were in agreement.
Unless otherwise indicated, the following are defined for the purposes of our procedures:

• the phrase “compared” means we checked the information for agreement between sources, with any findings being reported unless a deviation tolerance is otherwise noted. If applicable, such compared amounts and percentages are deemed to be in agreement if differences were attributable to rounding.
• the phrase “recomputed” means, if applicable, we recalculated the number through mathematical calculation using the applicable information in the Data File as the inputs, with any findings being reported unless a deviation tolerance is otherwise noted. If applicable, such recomputed amounts and percentages are deemed to be in agreement if differences were attributable to rounding.

GT.COM	Grant Thornton LLP is the U.S. member firm of Grant Thornton International Ltd (GTIL). GTIL and each of its member firms are separate legal entities and are not a worldwide partnership.

• the phrase “Source Documents” means a record containing details of a particular transaction or characteristic. Source Documents include the Annuity Contract, Court Order, Stipulation or Annuity Purchase or Assignment Agreement
• Due diligence agreed-upon procedures
On July 30, 2021, representatives of the Company provided us with a computer readable data file (the “Initial Data File”) containing certain characteristics of the structured settlement receivables (the "Assets") included in the Securitization Transaction. The Company provided us with periodic updates received up to and including August 18, 2021 (together with the “Initial Date File”, the “Final Data File”).We performed the procedures indicated below on the Assets.
For the five largest (5) Assets based on the Discounted Receivables Balance in the Data File as calculated by the representatives of the Company, and a sample of an additional ninety five (95) Assets selected randomly by Grant Thornton, we performed comparisons and recomputations for certain characteristics (as identified in Exhibit 1) to certain available source documents (the "Source Documents"). After Grant Thornton randomly selected the Assets, the Company removed 1 Asset from the pool, and as such the procedures we performed were on the 99 remaining Assets (as listed in Appendix A) from the selection process. Two of the selected assets had cash flows that were bifurcated. As such, we included all aspects of those two Bifurcated Assets in our comparison and recomputations for Characteristics 3 through 5 below.
Exhibit 1
Characteristics:
	Characteristic	Data Tape Field
1	Annuity Provider	Annuity Contract, Court Order, Stipulation or Annuity Purchase/Assignment Agreement
2	Court Order State	Court order or Stipulation
3	Payment amount of assigned payments constituting the Collateral	Annuity Contract, Court Order, Stipulation or Annuity Purchase/Assignment Agreement
4	Start Date of assigned payments constituting the Collateral	Annuity Contract, Court Order, Stipulation or Annuity Purchase/Assignment Agreement
5	Final Payment Date of assigned payments constituting the Collateral	Annuity Contract, Court Order, Stipulation or Annuity Purchase/Assignment Agreement

For Characteristics 1, 2, 4 and 5, we compared and agreed the information to the Source Documents. For Characteristic 3 we recalculated, compared and agreed the information to the Source Documents. We noted no discrepancies between the Data File and the Source Documents.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the Subject Matter. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.
Our agreed-upon procedures engagement was not conducted for the purpose of the following:
• Addressing the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria, or other requirements
• Addressing the value of collateral securing any such assets being securitized
• Addressing the compliance of the originator of the assets with federal, state, and local laws and regulations
• Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization
• Addressing any other factor or characteristic of the assets that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions
• Forming any conclusions
• Any other terms or requirements of the transaction that do not appear in this report.
We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.
This report is intended solely for the information and use of the Company and the Issuer. It is not intended to be, and should not be, used by anyone other than these specified parties, including investors and rating agencies, who are not identified as specified parties but who may have access to this report as required by law or regulation.

Newport Beach, California August 19, 2021

Appendix A

Number	Deal ID	Bifurcated Deal ID
1	36990	43497
2	23321
3	23322
4	70290
5	17509
6	56045
7	37747
8	24461
9	37740
10	68308
11	20674
12	16680
13	23481
14	7590
15	23766
16	60350
17	46295
18	23455
19	22847
20	43663
21	9919
22	43036
23	40668
24	66007
25	67145
26	24171
27	65516
28	20730
29	2680
30	37506
31	13666
32	23723
33	6837	7374
34	56019
35	66813
36	68246
37	70655
38	68259
39	37803
40	16684
41	30709
42	5590

Number	Deal ID	Bifurcated Deal ID
43	67101
44	70354
45	39491
46	30374
47	16417
48	37540
49	8126
50	68044
51	3958
52	65632
53	53140
54	66566
55	66183
56	5972
57	36294
58	9925
59	24489
60	13939
61	20675
62	69908
63	56335
64	69077
65	16437
66	34444
67	66696
68	27716
69	36968
70	23793
71	68298
72	43197
73	30342
74	19616
75	66937
76	66245
77	69173
78	70420
79	37775
80	45803
81	3535
82	39637
83	24130
84	68548
85	59569
86	68215
87	65409

Number	Deal ID	Bifurcated Deal ID
88	4211
89	67173
90	37225
91	20677
92	30283
93	69752
94	42898
95	3898
96	37486
97	13857
98	68328
99	64085